UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)


                                 CASTILLO, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                                 CASTILLO, INC.
                              771 JAMACHA ROAD #191
                               EL CAJON, CA 92019
                                  (775)352-4112

                 NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To All Stockholders of Castillo, Inc.:

     The purpose of this letter is to inform you that the Board of Directors of Castillo, Inc., a Nevada corporation (the "Company"), at a meeting of the Company's Board of Directors, and the holders of a majority of the Company's voting capital stock, by written consent in lieu of a meeting, have approved the reincorporation of the Company in the State of Delaware (the "Reincorporation") by merger with and into its wholly owned subsidiary, Castillo, Inc., a Delaware corporation ("Castillo-Delaware").

                        WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The Reincorporation is anticipated to be effective at 12:01 a.m., Eastern Standard Time, on or about [o]. Among other things, the Reincorporation will result in the following:

     * the Company and Castillo-Delaware becoming a single corporation named Castillo, Inc. (the "Surviving Corporation"), which shall exist under, and be governed by, the laws of the State of Delaware;

     * your right to receive (i) one share of common stock of the Surviving Corporation, $0.001 par value per share, for each share of common stock of the Company, $0.001 par value per share, owned by you as of the Record Date;

     *    the person  currently  serving as officer and  director of the Company
          continuing  to  serve  in  their   respective   capacities  after  the
          Reincorporation as officer and director of the Surviving Corporation;

     * Castillo-Delaware's Amended and Restated Certificate of Incorporation becoming the Certificate of Incorporation of the Surviving Corporation and Castillo-Delaware's By-Laws becoming the By-Laws of the Surviving Corporation; and

     * the Surviving Corporation succeeding to and possessing all of the rights, privileges, franchises, immunities, powers, assets and property of the Company and assuming and being subject to all of the duties, liabilities, obligations and restrictions of the Company.

     The accompanying Information Statement, which describes the Reincorporation in more detail, is being furnished to you for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. Pursuant to Rule 14c-2 under the Exchange Act, the Reincorporation may not be effected until at least 20 calendar days after the mailing of the accompanying Information Statement to the Company's stockholders.

     YOU HAVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS UNDER THE NEVADA REVISED STATUTES 92A.300 TO 92A.500 AND OBTAIN THE "FAIR VALUE" OF YOUR SHARES OF CAPITAL STOCK OF THE COMPANY, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS

ESTABLISHED UNDER APPLICABLE NEVADA LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS' RIGHTS, SEE THE SECTION TITLED "RIGHTS OF DISSENTING STOCKHOLDERS" IN THE ACCOMPANYING INFORMATION STATEMENT AND EXHIBIT D ATTACHED THERETO, WHICH RECITES ALL APPLICABLE STATUTORY PROVISIONS.

[*], 2009            By Order of the Board of Directors


                     Emilia Ochoa
                     Chairman of the Board and Chief Executive Officer

                                 CASTILLO, INC.
                              771 JAMACHA ROAD #191
                               EL CAJON, CA 92019
                                  (775)352-4112

                              INFORMATION STATEMENT

                                    [*], 2009

                        WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being mailed on or about [*] to stockholders of Castillo, Inc., a Nevada corporation (the "Company"), in connection with the reincorporation of the Company in the State of Delaware (the "Reincorporation") by merger with and into its wholly-owned subsidiary, Castillo, Inc., a Delaware corporation ("Castillo-Delaware"), as a result of which the Company and Castillo-Delaware will become a single corporation named Castillo, Inc. (the "Surviving Corporation"), which will exist under, and be governed by, the laws of the State of Delaware.

     On August 28, 2009, the Company's Board of Directors (the "Board"), at a meeting of the Board, approved the Reincorporation. On August 28, 2009, a total of 14 shareholders, holding a majority of the Company's voting capital stock ("VotingShareholders"), by written consent in lieu of a meeting, approved the Reincorporation. The Board and VotingShareholders also approved the Agreement and Plan of Merger (the "Merger Agreement") attached hereto as Exhibit A, which sets forth the terms and conditions of the Reincorporation.

     The Nevada Revised Statutes (the "NRS") permit the holders of a majority of the issued and outstanding shares of the voting capital stock of a corporation to approve and authorize corporate actions by written consent as if such actions were undertaken at a duly called and held meeting of stockholders. As of August 28, 2009, Voting Shareholders held approximately 57.4% of the Company's voting capital stock, consisting of 5,166,671 shares or 57.4% of the Company's issued and outstanding common stock, par value $0.001 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote. No other classes of stock are authorized by the Company.

     Voting Shareholders' written consent satisfies the stockholder approval requirement for the Reincorporation. No other Board or stockholder approval is required in order to effect the Reincorporation. Accordingly, this Information Statement is being furnished to you for informational purposes only, pursuant to
Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. Pursuant to Rule 14c-2 under the Exchange Act, the Reincorporation may not be effected until at least 20 calendar days after the mailing of this Information Statement to the Company's stockholders.

     The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it. The Company contemplates that brokerage houses, custodians, nominees, and fiduciaries will forward this Information Statement to the beneficial owners of the Company's capital stock held of record by these persons and the Company will reimburse them for their reasonable expenses incurred in this process. The Board has fixed the close of business on August 28, 2009 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement.

     YOU HAVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS UNDER NRS 92A.300 TO 92A.500 AND OBTAIN THE "FAIR VALUE" OF YOUR SHARES OF CAPITAL STOCK OF THE COMPANY, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE NEVADA LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS' RIGHTS, SEE THE SECTION TITLED "RIGHTS OF DISSENTING STOCKHOLDERS" IN THIS INFORMATION STATEMENT AND EXHIBIT G ATTACHED HERETO, WHICH RECITES ALL APPLICABLE STATUTORY PROVISIONS.

                          OUTSTANDING VOTING SECURITIES

     As of the close of business on the Record Date, there were 9,000,000 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the number of shares of Common Stock beneficially owned on the Record Date, by:

     * each person who is known by us to beneficially own 5% or more of the Common Stock;

     *    each of our directors and named executive officers; and

     *    all of our directors and executive officers, as a group.

     Except as otherwise set forth below, the address of each of the persons listed below is: c/o Castillo, Inc. 771 Jamacha Road #191, El Cajon, CA 92019. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to their shares.

                                                       Common Stock
Name and Address of Beneficial Owner               Beneficially Owned (1)
------------------------------------               ----------------------
                                                      Shares        %
                                                   ----------------------
Directors and Named Executive Officers:
Emilia Ochoa                                        3,000,000      33.3

All directors and executive officers
 as a group (1 person)                              3,000,000      33.3

----------
(1) The applicable percentage of ownership for each beneficial owner is based on 9,000,000 shares of Common Stock outstanding as of August 28, 2009.

                       INTERESTS OF CERTAIN PERSONS IN OR
                     OPPOSITION TO MATTERS TO BE ACTED UPON

     No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, or any of their respective affiliates, has any substantial interest in the Reincorporation other than disclosed in this Information Statement. The security ownership of such persons is listed in the section entitled "Security Ownership of Certain Beneficial Owners and Management" above.

     The Reincorporation was unanimously approved by the Board.

                           REINCORPORATION IN DELAWARE

QUESTIONS AND ANSWERS REGARDING REINCORPORATION

     The following questions and answers are intended to respond to frequently asked questions concerning the Reincorporation. These questions do not, and are not intended to, address all of the questions that may be important to you. You should carefully read this entire Information Statement, as well as its exhibits and documents incorporated by reference.

Q:   WHY IS THE COMPANY REINCORPORATING IN THE STATE OF DELAWARE?

A: Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of stock exchange listed firms are incorporated today. We believe that the Reincorporation will provide a greater measure of flexibility and simplicity in corporate transactions and reduce the costs of doing business. We also believe Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors.

Q: WHY IS THE COMPANY NOT HOLDING A STOCKHOLDERS' MEETING TO APPROVE THE REINCORPORATION?

A: The Board has already approved the Reincorporation and has received the written consent of the holders of a majority of the Company's voting capital stock. Under the NRS, the Reincorporation may be approved by the written consent of the holder of a majority of a corporation's voting capital stock. As the Company has already received such written consent, a meeting is not necessary and represents a substantial and avoidable expense.

Q:   WHAT ARE THE PRINCIPAL RESULTS OF THE REINCORPORATION?

A: The Reincorporation entails the Company's merging with and into Castillo-Delaware, thereby becoming a single corporation named Castillo, Inc., the Surviving Corporation, which shall exist under, and be governed by, the laws of the State of Delaware.

     You will have the right to receive one share of common stock of the Surviving Corporation, $0.001 par value per share, for each share of Common Stock of the Company, $0.001 par value per share, owned by you as of August 28, 2009, the Record Date.

* The persons currently serving as officers and directors of the Company will continue to serve in their respective capacities after the Reincorporation.

* Castillo-Delaware's Amended and Restated Certificate of Incorporation will become the Certificate of Incorporation of the Surviving Corporation and Castillo-Delaware's By-Laws will become the By-Laws of the Surviving Corporation.

Q:   WHAT ARE THE DIFFERENCES BETWEEN DELAWARE AND NEVADA LAW?

A: There are certain differences between the corporate laws of the State of Nevada and the corporate laws of the State of Delaware that impact your rights as a stockholder. For information regarding such differences, please see the section titled "Background and Purpose of Reincorporation" below.

Q:   HOW WILL THE REINCORPORATION AFFECT MY OWNERSHIP?

A:   Your ownership interest will not be affected by the Reincorporation.

Q: HOW WILL THE REINCORPORATION AFFECT THE COMPANY'S OFFICERS, DIRECTORS AND EMPLOYEES?

A: The Reincorporation will not affect the Company's officers, directors and employees, who will become the officers, directors and employees of the Surviving Corporation.

Q:   HOW WILL THE REINCORPORATION AFFECT THE COMPANY'S BUSINESS?

A: The Company will continue its business through the Surviving Corporation at the same locations and with the same assets. The Company will cease to exist once the Reincorporation is effective.

Q.   WHAT DO I DO WITH MY STOCK CERTIFICATES?

A:   You do not  need to  undertake  any  action  with  respect  to  your  stock certificates. If you transfer your stock and deliver your stock certificates in connection with such transfer prior to the reincorporation, such delivery will constitute "good delivery" of shares. New certificates representing shares of the Surviving Corporation will be issued to the party acquiring shares in such a transfer. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

IT WILL NOT BE NECESSARY FOR THE COMPANY'S STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF THE SURVIVING CORPORATION. OUTSTANDING STOCK CERTIFICATES OF THE CURRENT COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

Q:   WHAT IF I LOST MY STOCK CERTIFICATE?

A: If you lost your stock certificate, you can contact the Company's transfer agent to have a new certificate issued. You may be required to post a bond or other security to reimburse the Company for any damages or costs if the certificate is later delivered for sale of transfer. The Company's transfer agent may be reached at:

     Island Stock Transfer
     100 Second Avenue South, Suite 300N
     St. Petersburg, Florida 33701
     (727) 289-0010

Q:   CAN I REQUIRE THE COMPANY TO PURCHASE MY STOCK?

A: Yes. Under Nevada law you are entitled to appraisal and purchase of your capital stock of the Company as a result of the Reincorporation. For a detailed discussion of such rights, see the section entitled "Dissenters' Rights" below.

Q:   WHO WILL PAY THE COSTS OF REINCORPORATION?

A: The Company will pay all of the costs of the Reincorporation, including the expenses of preparing and mailing this Information Statement and all documents that now accompany or may in the future supplement it. The Company contemplates that brokerage houses, custodians, nominees, and fiduciaries will forward this Information Statement to the beneficial owners of the Company's capital stock held of record by these persons and the Company will reimburse them for their reasonable expenses incurred in this process. The Company does not anticipate contracting for other services in connection with the Reincorporation.

Q:   WILL I HAVE TO PAY TAXES ON THE NEW CERTIFICATES?

A: The Company believes that the Reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of the Surviving Corporation that you had in the Company's capital stock. For more information, see the section entitled "Federal Income Tax Consequences of Reincorporation" below.

                    BACKGROUND AND PURPOSE OF REINCORPORATION

INTRODUCTION

     The following discussion summarizes certain aspects of the Reincorporation, which the Company anticipates will be effective at 12:01 a.m., Eastern Standard Time, on or about [o]. Please note that the Merger Agreement provides that the Reincorporation may be abandoned prior to the Effective Time (as defined below) by the Board. In the event the Reincorporation is abandoned, the existing Articles of Incorporation and By-Laws of the Company would remain in effect.

     The following discussion is not a complete statement of the terms of the Reincorporation, the Merger Agreement or of the provisions affecting, and differences between, your rights as a stockholder of the Company and your rights as a stockholder of the Surviving Corporation. The discussion is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit A, the Certificate of Incorporation of the Surviving Corporation (the "Delaware Certificate of Incorporation"), which is attached hereto as Exhibit B, and the By-Laws of the Surviving Corporation (the "Delaware By-Laws"), which are attached hereto as Exhibit C.

REASONS FOR THE REINCORPORATION UNDER DELAWARE LAW

     We believe that the reincorporation in the state of Delaware will provide a greater measure of flexibility and simplicity in corporate transactions and reduce the costs of doing business. We also believe Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors. Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of stock exchange listed firms are incorporated today. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in the state of Delaware in a manner similar to that which we propose. Because of Delaware's longstanding policy of encouraging incorporation in that state, and its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs. Certain aspects of Delaware corporate law have, however, been criticized on the ground that they do not afford minority stockholders the same substantive rights and protection as are available in a number of other states. For a discussion of certain differences in stockholders' rights and the powers of management under Delaware law and Nevada law, see the section entitled "Differences Between the Corporate Laws and Charter Documents" below.

     Reincorporation from Nevada to Delaware also may make it easier to attract future candidates willing to serve on the Board, because many candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

DESCRIPTION OF THE REINCORPORATION

     The Reincorporation will be effected by our merger with and into Castillo-Delaware, a wholly owned subsidiary of the Company incorporated in the state of Delaware as a result of which the Company and Castillo-Delaware and will become a single corporation named Castillo, Inc., the Surviving Corporation, which shall exist under, and be governed by, the laws of the State of Delaware.

     The other principal results of the  Reincorporation  are as follows:

     * you will have the right to receive (i) one share of common stock of the Surviving Corporation, $0.001 par value per share, for each share of Common Stock of the Company, $0.001 par value per share, owned by you as of August 28, 2009, the Record Date;

     * the persons currently serving as officers and directors of the Company will continue to serve in their respective capacities after the Reincorporation; and

     * Castillo-Delaware's Amended and Restated Certificate of Incorporation will become the Certificate of Incorporation of the Surviving Corporation and Castillo-Delaware's By-Laws will become the By-Laws of the Surviving Corporation.

     The Certificate of Incorporation and By-Laws of the Surviving Corporation will be different from the Company's Articles of Incorporation and By-Laws. Your rights as stockholders may be affected by the Reincorporation by, among other things, the differences between the laws of the state of Nevada, which currently govern the Company, and the laws of the state of Delaware, which govern Castillo-Delaware. See the information under "Differences between the Corporate Laws and Charter Documents" for a summary of the differences between the corporate laws of the state of Nevada and the state of Delaware.

     At and after the Effective Time, all of the outstanding certificates or other documents that immediately prior thereto evidenced ownership of securities of the Company will be deemed for all purposes to evidence ownership of and to represent the securities of the Surviving Corporation into which such securities of the Company have been converted as provided in the Merger Agreement. IT WILL NOT BE NECESSARY FOR THE COMPANY'S STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF THE SURVIVING CORPORATION. OUTSTANDING STOCK CERTIFICATES OF THE CURRENT COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

     The Reincorporation will not result in any changes in the Company's business, management, assets, liabilities or net worth. Without limiting the generality of the foregoing, at the Effective Time, (i) the Surviving Corporation will, without further transfer, succeed to and possess all of the rights, privileges, franchises, immunities and powers of the Company, (ii) all of the assets and property of whatever kind and character of the Company will vest in the Surviving Corporation without further act or deed and (iii) the Surviving Corporation, will, without further act or deed, assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

     The mailing address of the principal offices and the telephone number of the Surviving Corporation will be the same as the Company's current address and telephone number, 771 Jamacha Road, Suite 191, El Cajon, CA 92019,
(775)352-4112.

     The Reincorporation will become effective on the date and time specified in a Certificate of Merger to be filed with the Secretary of State of the State of Delaware and Articles of Merger to be filed with the Secretary of State of the State of Nevada, which shall be the later of (i) 12:01 a.m. Eastern Standard Time on _______, 2009, (ii) the date of filing of such Certificate of Merger and Articles of Merger, or (iii) the date and time determined by the Chief Executive Officers of the Company and Castillo-Delaware (the "Effective Time").

DIFFERENCES BETWEEN THE CORPORATE LAWS AND CHARTER DOCUMENTS

     At the Effective Time, the holders of the Company's capital stock, whose rights are currently governed by the NRS and the Company's Articles of Incorporation and By-Laws, will become stockholders of the Surviving Corporation. Accordingly, following the Reincorporation, their rights will be governed in accordance with the Delaware General Corporation Law (the "DGCL") and the Delaware Certificate of Incorporation and Delaware By-Laws. Certain
differences in the rights of the Company's stockholders and that of the Surviving Corporation arise from distinctions between the NRS and the DGCL, as well as between the Company's charter instruments and the Surviving Corporation's charter instruments. The following is a brief description of those differences. This discussion is not intended to be a complete statement of the differences, rather a summary of the more significant differences affecting the rights of such stockholders and certain important similarities. The identification of certain provisions or differences is not meant to indicate that other equally or more significant differences do not exist. The following summary discussion is qualified in its entirety by reference to the NRS, DGCL, the Company's Certificate of Incorporation and By-Laws and the Delaware Certificate of Incorporation and Delaware By-Laws, to which you are referred.

AUTHORIZED CAPITAL STOCK

     NEVADA. The Company's Articles of Incorporation authorize the issuance of up to 50,000,000 shares of capital stock, which are designated as common stock, $0.001 par value per share.

     DELAWARE. The Delaware Certificate of Incorporation authorizes the issuance of up to 150,000,000 shares of capital stock, which are designated as common stock, $0.001 par value per share.

     The Company believes that the increase in the authorized shares of capital stock will give the Surviving Corporation the shares necessary to use in a variety of corporate transactions, including future public offerings, to raise additional capital or to facilitate acquisitions. Increasing the number of authorized but unissued shares of capital stock in connection with the Reincorporation will eliminate the delay and expense involved in calling a special meeting of stockholders at a later date to increase the authorized shares. No further action or authorization by stockholders would be necessary prior to issuance of any authorized shares, except as may be required for a particular transaction by applicable law. The Company does not have a particular transaction in mind, nor has it entered into any commitment or agreement involving the issuance of its capital stock.

     The authority of the board of directors to issue its capital stock might be considered as having the effect of discouraging an attempt by another person or entity to effect a takeover or otherwise gain control of the company, since the issuance of capital stock would dilute the voting power of the capital stock then outstanding. Such shares could also be sold in public or private transactions to purchasers who might assist the board of directors in opposing a takeover bid which the board determines not to be in the best interests of the company and its stockholders. Accordingly, the authority of the board of directors to issue capital stock could be used in a manner calculated to prevent the removal of management, and make more difficult or discourage a change in control of the company. The Company is not aware of any efforts to accumulate the Company's securities or to obtain control of the Company.

NUMBER AND CLASSES OF DIRECTORS

     NEVADA. The NRS require a corporation to have at least one director and provide that the number of persons constituting a corporation's board of directors, whether a specific number or a range of size, may be fixed by the articles of incorporation or by-laws. Nevada law allows a corporation, either in its articles or by-laws, to establish the way in which the number of directors may be increased or decreased. The NRS also permit staggered terms for directors provided that at least one-fourth of the total number of directors is elected annually.

     The Company's By-Laws provide that the number of directors shall not be reduced to less that one (1). Neither the Company's Articles of Incorporation nor the Company's By-Laws provide for staggered terms for directors. The Company's directors are currently elected annually.

     DELAWARE. The DGCL requires a corporation to have one or more directors, the number of directors to be fixed by, or in the manner provided in, the by-laws or certificate of incorporation. The DGCL also permits staggered terms for directors provided that the term of each class of directors expires no more than three years following the election of such directors.

     The Delaware By-laws provide that Castillo-Delaware shall have such number of directors as determined from time to time by resolution of the majority of the entire Board of Directors. The number of directors shall neither be less than one nor more than 11. Neither the Delaware Certificate of Incorporation nor the Delaware By-Laws provide for staggered terms for directors. The Company's directors are currently elected annually. The directors of the Surviving Corporation will continue to be elected annually.

REMOVAL OF DIRECTORS

     NEVADA. Under the NRS, unless a corporation's articles of incorporation provide for a greater percentage, stockholders may remove a director by a vote of at least two-thirds of the issued and outstanding stock entitled to vote. Neither the Company's Articles of Incorporation nor the Company's By-Laws alter these provisions.

     DELAWARE. Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote for the election of directors. Neither the Delaware Certificate of Incorporation nor the Delaware By-Laws alter these procedures.

FILLING VACANCIES ON THE BOARD OF DIRECTORS

     NEVADA. Under the NRS, unless the articles of incorporation provide otherwise, the board of directors may fill any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors. If the number of directors remaining in office constitute fewer than a quorum of the board, the remaining board members may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. The Company's Articles of Incorporation do not alter these procedures.

     DELAWARE. Under the DGCL, unless the certificate of incorporation or by-laws provide otherwise, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Whenever the holders of any class of stock or series are entitled to elect one or more directors by the certificate of incorporation, vacancies may be filled by a majority of the directors elected by such class, or by a sole remaining director so elected. Neither the Delaware Certificate of Incorporation nor the Delaware By-Laws alter these procedures.

STOCKHOLDER POWER TO CALL SPECIAL MEETING OF STOCKHOLDERS

     NEVADA. Under the NRS, unless the articles of incorporation or by-laws provide otherwise, a special meeting of stockholders may be called by the entire board of directors, any two directors or the president of the corporation.

     The Company's By-Laws provide that a special meeting can be called by the Board, any person or persons authorized by the Board to call such a meeting, or by the holders of no less than 10% of all votes entitled to be cast on any issue proposed to be considered at such special meeting.

     DELAWARE. Under the DGCL, a special meeting of the stockholders may be called by the board of directors or by such other persons as may be authorized by the certificate of incorporation or the by-laws.

     The Delaware By-Laws authorize the calling of a special meeting by resolution of a majority of the board, or by the Secretary at the direction of a majority of the voting power of all then outstanding voting stock of Castillo-Delaware.

ADVANCE NOTICE REQUIREMENTS

     NEVADA. The Company's By-Laws do not establish procedures for stockholder nominations for elections of directors of the Company or bringing business before any annual meeting or special meeting of stockholders of the Company. Therefore, director nominations and stockholder proposals are subject to federal securities laws, which generally provide that any stockholder proposals that a proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was released in connection with the previous year's annual meeting. If the Company did not hold an annual meeting the previous year, or if the date of the coming annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

     DELAWARE. The Delaware By-Laws establish procedures for stockholder nominations for elections of directors and bringing business before any annual meeting or special meeting of stockholders of HSS-Delaware. Any stockholder entitled to vote at the meeting may nominate one or more persons for election as directors or may bring a matter before the annual meeting only if written notice of such stockholder's intent to make such nomination or nominations or to bring such matter has been delivered to the Secretary of Castillo-Delaware not less than 90 days nor more than 120 days prior to the first anniversary of the prior year's annual meeting; provided, however, that in the event that the annual meeting is scheduled to be held more than 30 days before or 60 days after such anniversary date, such stockholder notice shall be given not less than 90 days nor more than 120 days prior to such annual meeting, or the tenth day following the day on which notice of the date of such meeting is first made by Castillo-Delaware, whichever is later. The Delaware By-Laws require the stockholder's notice to set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and the rules and regulations thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and any additional information reasonably requested by the Board of Directors; (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (b) the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, (c) all information relating to such stockholder and such beneficial owner that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and Rule 11a-11 thereunder, and (d) any additional information reasonably requested by the Board of Directors.

RIGHT TO INSPECT CORPORATE RECORDS

     NEVADA. Under the NRS, any person who has been a stockholder of record for at least 6 months immediately preceding his demand, or any person holding, or authorized in writing by the holders of, at least 5 percent of all of a corporation's outstanding shares, upon at least 5 days' written demand is entitled to inspect and make copies of the corporation's records required to be kept pursuant to the NRS.

     DELAWARE. Under the DGCL, any stockholder shall, upon written demand under oath stating the purpose thereof, have the right to inspect (i) the corporation's stock ledger, a list of its stockholders, and its other books and records, and (ii) to a limited extent, the books and records of the corporation's subsidiaries.

DISSENTER/APPRAISAL RIGHTS

     NEVADA. Under the NRS, a stockholder is entitled to dissent and obtain payment of the fair value of his or her shares (in Nevada, "dissenter's rights") in the event of a consummation of (i) a conversion or plan of merger if stockholder approval is required or if the corporation is merging into its parent, (ii) a plan of share exchange if the corporation is being acquired,
(iii) any corporate action to the extent provided by the articles of incorporation, by-laws or a board resolution, or (iv) a corporate action, other than those previously mentioned, that entitles the stockholder to money or scrip instead of fractional shares.

     A stockholder is not entitled to dissenters' rights with respect to a merger or share exchange if (i) the shares are listed on a national securities exchange, included in the national market system, or held of record by more than 2,000 holders, and (ii) if such stockholders receive only cash, owner's interest or owner's interests and cash in lieu of fractional owner's interests of (a) the surviving or acquiring entity, (b) any other corporation whose ownership interests are listed on a national securities exchange, included in the national market system, or held of record by more than 2,000 holders, or (c) cash in lieu of fractional shares of such corporations.

     To exercise such dissenters' rights, a stockholder must (i) be a record holder of the shares as to which he or she seeks relief on the record date, (ii) cause the corporation to receive written notice of his or her intent to demand payment before the vote is taken, (iii) not have voted his or her shares in favor of the proposal, and (iv) respond to the dissenter's notice delivered by the corporation to the stockholders.

     DELAWARE. Under the DGCL, a stockholder is entitled to dissent and obtain payment of the fair value of his or her shares (in Delaware, "appraisal rights") if the stockholder (i) has continuously held such shares through the effective date of the merger or consolidation, (ii) has neither voted in favor of the merger or consolidation, nor consented thereto in writing, and (iii) has otherwise perfected his or her appraisal rights as required by the DGCL.

     Appraisal rights for any class or series of stock are not available if such stock is either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; provided, however, that in either case such stockholders receive (i) only shares of the surviving corporation, (ii) shares of any other corporation that are listed on a national securities exchange or are held of record by more than 2,000 holders, or (iii) cash in lieu of fractional shares of such corporations. Further, no appraisal rights are available to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of the DGCL.

LIMITATIONS ON DIRECTOR LIABILITY

     NEVADA. Under the NRS, unless the corporation's articles of incorporation provide for greater liability, the NRS eliminate the personal liability of a director to the corporation or its stockholders for damages, except for (i) any breach of a fiduciary duty as a director that involves intentional misconduct, fraud or a knowing violation of the law, (ii) distributions that are illegal under applicable law, or (iii) any act or omission occurring prior to the date when the provision in the articles of incorporation eliminating or limiting liability became effective. The Company's Articles of Incorporation do not provide for greater liability.

     DELAWARE. Under the DGCL, a company's certificate of incorporation may limit the personal liability of a director, provided such provision may not eliminate or limit director monetary liability for (i) breaches of the director's duty of loyalty to the corporation or its stockholders, (ii) any act or omission not in good faith or involving intentional misconduct or knowing violations of law, (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions, (iv) transactions in which the director received an improper personal benefit, or (v) any act or omission occurring prior to the date when such provision became effective. The Delaware Certificate of Incorporation contains a provision limiting the personal liability of directors to the fullest extent permitted by the DGCL.

DIVIDENDS

     NEVADA. Under the NRS, no distribution, including dividends on, or redemption or repurchases of, shares of capital stock, may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy preferential rights. The Company's Articles of Incorporation do not alter this provision.

     DELAWARE. Under the DGCL, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. The Delaware Certificate of Incorporation does not alter this provision.

RESTRICTIONS ON BUSINESS COMBINATIONS

     NEVADA. Under the NRS, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. A corporation may not engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder unless the combination or other transaction by which the person becomes an interested stockholder is approved by the board of directors of the corporation before the person becomes an interested stockholder. In addition, after the three-year period, a combination with an interested stockholder remains prohibited unless the combination meets all of the requirements of the corporation's articles of incorporation and (i) is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than three years after the interested stockholder's date of acquiring shares, or (ii) the form and amount of consideration to be received by stockholders in the combination meets certain fair value requirements. A Nevada corporation may opt out of the statute with appropriate provisions in its articles of incorporation. The Company has not opted out of this statute of the NRS in its Articles of Incorporation.

     DELAWARE. Under the DGCL, an "interested stockholder" is generally defined as a person who owns 15% or more of the outstanding shares of a corporation's voting stock. A corporation that is listed on a national securities exchange, or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder, (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans), or
(iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. As in Nevada, a Delaware corporation may opt out of the statute with appropriate provisions in its certificate of incorporation.

     Castillo-Delaware has not opted out of this statute in the Delaware Certificate of Incorporation. The Reincorporation in Delaware and subjecting the Surviving Corporation to the anti-takeover statute will make it more difficult for a person who seeks to acquire control of the Surviving Corporation or to effect a business combination with the Surviving Corporation, such as a tender offer, without management's approval, thereby making it more difficult to remove existing management of the Surviving Corporation. The Delaware statute could, therefore, potentially have an adverse impact on stockholders who wish to participate in any such tender offer or other transactions even where such transaction may be favorable to the interests of the stockholders.

     The Reincorporation could have the effect of discouraging hostile tender offers, proxy contests or other transactions by forcing potential acquirers to negotiate with incumbent management. The disadvantages to stockholders of the Reincorporation in Delaware include reducing the likelihood that a hostile tender offer at a premium over market price for the Surviving Corporation shares will be made. The Reincorporation will have a practical effect on stockholders by making it more difficult to remove existing management without such management's approval.

INDEMNIFICATION

     NEVADA. The NRS generally permit a corporation to indemnify its former and current directors, officers, employees or agents against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with an action, suit or proceeding, provided that he is not liable pursuant to NRS Section 78.138 and has acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Further, the NRS provide that a corporation must indemnify a director, officer, employee or agent of the corporation who was successful, on the merits or otherwise, in defense of a legal proceeding to which such director, officer, employee or agent was a party due to his or her position or former position with the corporation.

     The Company's By-Laws provide that the Company shall have the power to indemnify its directors, officers, employees and agents if they acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.

     DELAWARE. The DGCL generally permits a corporation to indemnify its former and current directors, officers, employees or agents for expenses, including attorney's fees, actually and reasonably incurred in connection with an action, suit or proceeding provided that there is a determination by a majority vote of disinterested directors, even though less than a quorum, by independent legal counsel or by the stockholders that the person (i) acted in good faith, (ii) acted in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and (iii) with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. In addition, where the individual is successful on the merits, Delaware law provides that the corporation must indemnify such individual. The Delaware Certificate of Incorporation provides for the indemnification of officers, directors, employees and agents to the fullest extent permitted by the DGCL.

AMENDMENT OF ARTICLES OF INCORPORATION/CERTIFICATE OF INCORPORATION AND BY-LAWS

     NEVADA. The NRS provide that to amend the articles of incorporation, the board of directors must adopt a resolution approving the proposed amendment that must then be approved by the stockholders. Stockholders are entitled to vote as a voting group on certain amendments that would affect the rights of such voting group, unless the articles of incorporation specifically deny the right to vote on such an amendment.

     The Company's By-Laws may be altered, amended or repealed by the Board or stockholders. The Company's By-Laws provide that by-laws adopted or amended by stockholders that fix a greater quorum or voting requirement for the Board may not be altered or repealed by the Board unless otherwise provided for by the by-law. Also, any increase of the quorum or voting requirements by the Board must be approved by the greater of the proposed quorum or voting requirement or the quorum or voting requirement in effect at the time of proposal.

     DELAWARE. The DGCL provides that an amendment to the certificate of incorporation requires the adoption and approval of the board of directors and affirmative vote of a majority of the outstanding stock entitled to vote thereon. If the rights of a class of stockholders are affected by the amendment, the holders of the outstanding shares of such class shall be entitled to vote whether or not entitled to vote thereon under the certificate of incorporation. The DGCL provides that whenever the certificate of incorporation requires a vote for action by the board of directors or stockholders of greater number or proportion than Delaware law, an amendment altering such provision requires such greater vote. The DGCL further provides that the power to amend or repeal the by-laws shall be in the stockholders entitled to vote, unless the certificate of incorporation confers the power upon directors.

     The Delaware Certificate of Incorporation does not require a greater number or proportion than Delaware law with respect to a vote for action by the board of directors or stockholders. The Delaware Certificate of Incorporation confers the power to make, alter, or repeal the Delaware By-Laws, and to adopt any new by-law, on the Board of Directors.

ACTIONS BY STOCKHOLDERS WITHOUT A MEETING

     NEVADA. The NRS provide that, unless the articles of incorporation or by-laws provide otherwise, actions required or permitted to be taken at annual or special meetings of the corporation's stockholders can be taken without a meeting if the holders of the majority of shares entitled to vote upon the action consent in writing to such corporate action being taken. Where such corporate action requires an affirmative vote of a different percentage of the voting power, however, holders of such percentage shall be required to consent to the corporate action in writing. Neither the Company's Articles of Incorporation nor the Company's By-Laws alter this provision.

     DELAWARE. Under the DGCL, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at annual or special meetings of the stockholders may be taken without a meeting, prior notice or vote, if a consent setting forth the action is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Neither the Delaware Certificate of Incorporation nor the Delaware By-Laws alter this provision.

ACTIONS BY DIRECTORS WITHOUT A MEETING

     NEVADA. The NRS provide that, generally, unless the articles of incorporation or by-laws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors can be taken by written action if signed by all of the directors. Neither the Company's Articles of Incorporation nor the By-Laws alter this provision.

     DELAWARE. The DGCL provides that, unless otherwise restricted by the certificate of incorporation or by-laws, any action required or permitted to be taken at any meeting of the board of directors may be taken without a meeting if all members of the board consent to the action in writing. Neither the Delaware Certificate of Incorporation nor the Delaware By-Laws alter this provision.

MERGERS, SHARE EXCHANGES AND SALES OF ASSETS

     NEVADA. Under the NRS, a plan of merger, exchange or conversion must be approved by the board of directors and subsequently authorized by an affirmative vote of stockholders holding a majority of the voting power of the stockholders. In addition, under the NRS, unless the articles of incorporation or board resolutions establishing the class or series of stock provide otherwise, or the board resolutions adopting the plan of exchange require a greater vote, a plan of exchange must be approved by a majority of the voting power of each class and series to be exchanged in the transaction.

     Under the NRS, stockholder approval is not required for a merger if (i) the articles of incorporation of the surviving corporation will not differ from its articles of incorporation before the merger, (ii) each stockholder before the transaction will continue to hold the same number of shares, with identical rights, after the merger, and (iii) the number of voting (or participating) shares outstanding immediately after the merger, plus the number of voting (or participating) shares issuable as a result of the merger, either by the conversion of securities or exercise of rights or warrants issued in the transaction, will not exceed by more than 20 percent the number of voting (or participating) shares outstanding immediately before the transaction.

     DELAWARE. Under the DGCL, unless the certificate of incorporation provides otherwise, a merger, sale of all, or substantially all, of a corporation's assets, or consolidation must be approved by the board of directors and subsequently authorized by an affirmative vote of stockholders holding a majority of the outstanding stock entitled to vote. Also under the DGCL, unless the certificate of designation establishing the class or series of stock provides otherwise, a merger, sale of all, or substantially all, of a corporation's assets, or consolidation does not require the vote of any individual series or class of stock.

     Notwithstanding the foregoing, stockholder approval is not required for a merger if (i) the certificate of incorporation will not be amended in the transaction, (ii) each stockholder before the transaction will continue to hold the same number of shares with identical rights after the transaction, and (iii) the number of shares of common stock to be issued in connection with the merger does not exceed by more than 20 percent the shares of common stock existing immediately prior to the merger.

INTERESTED DIRECTOR TRANSACTIONS

     Under both the NRS and DGCL, contracts or transactions with a company in which one or more of the company's directors has an interest are generally not void or voidable solely because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the
requirements  of  good  faith  and  full  disclosure,   are  met.  With  certain
exceptions, the conditions are similar under Delaware and Nevada law. To authorize or ratify the transaction, under both Nevada and Delaware law (i) either the stockholders or the board of directors must authorize or approve any such contract or transaction in good faith after full disclosure of the material facts, or (ii) the contract or transaction must have been fair as to the corporation at the time so authorized or approved. In addition, if board approval is sought, the contract or transaction must be approved by a majority vote of the disinterested directors (though less than a majority of a quorum), except that interested directors may be counted for purposes of establishing a quorum.

DISSOLUTION

     NEVADA. Under the NRS, if the board of directors initially approves a dissolution proposal, the stockholders that are entitled to vote on dissolution must then approve the proposal. Neither the Company's Articles of Incorporation nor the Company's By-Laws alter this provision.

     DELAWARE. Under the DGCL, if a majority of the whole board of directors initially approves a dissolution proposal, the proposal must be approved by a majority of the outstanding stock of the corporation entitled to vote thereon. Dissolution of a corporation may also be authorized without director action if all the stockholders entitled to vote thereon consent in writing. Neither the Delaware Certificate of Incorporation nor the Delaware By-Laws alter this provision.

                               DISSENTERS' RIGHTS

     Holders of Common Stock that follow the appropriate procedures are entitled to dissent from the Reincorporation and receive payment of the fair value of their shares under Sections 92A.300 - 92A.500 of the NRS.

     The following discussion summarizes the material applicable provisions of the Nevada dissenters' rights statutes. You are urged to read the full text of the Nevada dissenters' rights statute, which is reprinted in its entirety and attached as Exhibit D to this document. A person having a beneficial interest in shares of Common Stock that are held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner if such person wishes to perfect any dissenters' rights such person may have.

     This discussion and Exhibit D should be reviewed carefully by you if you wish to exercise statutory dissenters' rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenters' rights statutes may result in a termination or waiver of such rights.

     No later than 10 days after the Effective Time, the Surviving Corporation will send a dissenter's notice to all stockholders entitled to assert dissenters' rights. Such notice will (i) state where demand for payment must be sent and when and where the share certificates for dissenting shares must be deposited, (ii) inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received, (iii) supply a form for demanding payment, (iv) set a date by which the Surviving Corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and (v) be accompanied by a copy of the Nevada dissenters' rights statutes.

     If you then elect to dissent, you must file with a written notice of dissent with us in which you state that you intend to demand payment for your shares of Common Stock and certify that you are the beneficial owner of such shares, and you must deposit your share certificates in accordance with the dissenter's notice. Such written notice must be delivered prior to the deadline set forth in the dissenter's notice. If you fail to comply with these requirements, you will not be entitled to dissenters' rights.

     Within 30 days of the Reincorporation and the receipt of demand for the fair value of the dissenters' shares, the Surviving Corporation will pay each dissenter who complied with the required procedures the amount it estimates to be the fair value of the dissenters' shares, plus accrued interest. Additionally, the Surviving Corporation will mail to each dissenting stockholder, among other things, a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters' right to demand payment of fair value under the NRS, and a copy of the relevant provisions of the Nevada dissenters' rights statutes.

     The "fair value" of the shares as used in the Nevada dissenters' rights statute is the value of the shares immediately before the effectuation of the Reincorporation, excluding an appreciation or depreciation in anticipation of the Reincorporation unless exclusion would be inequitable.

     A dissenting stockholder, within 30 days following receipt of payment for the shares, may send us a notice containing such dissenting stockholder's own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to our payment of fair value to such stockholder.

     If a demand for payment remains unsettled, the Surviving Corporation will petition the court to determine fair value and accrued interest. If the Surviving Corporation fails to commence an action within 60 days following the receipt of the stockholder's demand, the Surviving Corporation will pay to the stockholder the amount demanded by the stockholder in the stockholder's notice containing the stockholder's estimate of fair value and accrued interest.

     All dissenting stockholders, whether residents of Nevada or not, must be made parties to the action and the court will render judgment for the fair value of their shares. Each party must be served with the petition. The judgment shall include payment for the amount, if any, by which the court finds the fair value of such shares, plus interest, exceeds the amount already paid. If the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious or otherwise not in good faith, the court may assess costs, including reasonable fees of counsel and experts, against such stockholder. Otherwise the costs and expenses of bringing the action will be determined by the court. In addition, reasonable fees and expenses of counsel and experts may be assessed against us if the court finds that it did not substantially comply with the requirements of the Nevada dissenters' rights statutes or that it acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under the NRS.

     If you wish to seek dissenters' rights, you are urged to review the applicable Nevada statutes attached to this Information Statement as Exhibit D.

               FEDERAL INCOME TAX CONSEQUENCES OF REINCORPORATION

     The Reincorporation will constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and no gain or loss will be recognized to holders of securities of the Company as a result of the Reincorporation. Each stockholder of the Company will retain the same tax basis in his or her capital stock of the Surviving Corporation as he or she had in the corresponding shares of the Company's capital stock held by him or her immediately prior to the Effective Time, and his or her holding period for stock of the Surviving Corporation will include the period during which he or she held the corresponding stock of the Company, provided that such corresponding stock was held by him or her as a capital asset at the Effective Time.

     Stockholders should consult their own tax advisors as to the effect of the reincorporation under federal, state, local or foreign income tax laws.

     The Company will not recognize gain, loss or income for federal income tax purposes as a result of the reincorporation.

                           FORWARD-LOOKING STATEMENTS

     This Information Statement may contain certain "forward-looking" statements as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (the "SEC") in its rules, regulations and releases, which represent the Company's expectations or beliefs, including but not limited to, statements concerning the Company's operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond the Company's control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of the Company's filings with the SEC.

                     INCORPORATION OF FINANCIAL INFORMATION

     The Company's financial information, financial statements and Management's Discussion and Analysis are incorporated by reference to the Company's Annual Report for the year ended December 31, 2008 on Form 10-K filed with the SEC on February 10, 2009. You may request a copy of this filing at no cost by writing or telephoning us at the following address:

                                 CASTILLO, INC.
                              771 Jamacha Road #191
                               El Cajon, CA 92019
                                 (775) 352-4112

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

     Only one Information Statement is being delivered to multiple stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 771 Jamacha Road #191, El Cajon, CA 92019, Attn: Corporate Secretary or (b) by calling the Company at (775) 352-4112. If multiple stockholders sharing an address have received one copy of this Information Statement and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company's principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company's principal executive offices.

                       WHERE YOU CAN FIND MORE INFORMATION

     The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters. Reports and other information filed with the SEC by the Company can be inspected and copies at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. The Company's SEC filings are also available to the public from the SEC's website, http://www.sec.gov.

                                INDEX OF EXHIBITS

Exhibit A: Agreement and Plan of Merger

Exhibit B: Amended and Restated Certificate of Incorporation of Castillo, Inc.

Exhibit C: By-Laws of Castillo, Inc.

Exhibit D: Nevada Revised Statutes Concerning Dissenter's Rights

                                    Exhibit A

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of September 4, 2009, by and between Castillo, Inc., a Delaware corporation ("Castillo-Delaware"), and Castillo, Inc., a Nevada corporation ("Castillo-Nevada").

                                R E C I T A L S:

     WHEREAS, Castillo-Delaware is a corporation duly organized and in good standing under the laws of the State of Delaware;

     WHEREAS, Castillo-Nevada is a corporation duly organized and in good standing under the laws of the State of Nevada; and

     WHEREAS, the Board of Directors and the holder of a majority of the outstanding shares of voting capital stock of Castillo-Nevada have determined that it is advisable and in the best interests of Castillo-Nevada that it merge with and into Castillo-Delaware upon the terms and subject to the conditions herein provided, and have approved this Agreement.

     WHEREAS, the Board of Directors and sole stockholder of Castillo-Delaware have determined that it is advisable and in the best interests of Castillo-Delaware that Castillo-Nevada merge with and into it upon the terms and subject to the conditions herein provided, and have approved this Agreement.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that Castillo-Nevada shall be merged with and into Castillo-Delaware on the terms and conditions hereinafter set forth.

                                   ARTICLE I
                                   THE MERGER

Section 1.01. The Merger.

     (a) Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined below), Castillo-Nevada shall be merged with and into Castillo-Delaware (the "Merger"), the separate existence of Castillo-Nevada shall cease and Castillo-Delaware shall be the corporation surviving the Merger (hereinafter referred to as the "Surviving Corporation"), which shall continue to exist under, and be governed by, the laws of the State of Delaware. The Merger shall have the effects specified in the General
Corporation Law of the State of Delaware (the "DGCL"), the Nevada Revised Statutes (the "NRS") and this Agreement.

     (b) The Merger shall become effective on the date and time specified in a Certificate of Merger to be filed with the Secretary of State of the State of Delaware (the "Certificate of Merger") and Articles of Merger to be filed with the Secretary of State of the State of Nevada (the "Articles of Merger"), which shall be the later of (i) the date of filing of the Certificate of Merger and Articles of Merger, or (ii) the date and time determined by the Presidents of Castillo-Nevada and Castillo-Delaware (the "Effective Time").

Section 1.02. Effect of Merger on Capital Stock.

     (a) At the Effective Time, each share of common stock, $0.001 par value per share, of Castillo-Nevada outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock, $0.001 par value per share, of the Surviving Corporation.

     (b) At the Effective Time, each option, warrant or other security of Castillo-Nevada issued and outstanding immediately prior to the Effective Time shall be converted into and shall be an identical security of the Surviving Corporation and shares of common stock of the Surviving Corporation shall be reserved for purposes of the exercise of such options, warrants or other securities for each share of common stock of Castillo-Nevada so reserved prior to the Effective Time.

     (c) At the Effective Time, each issued and outstanding share of stock of Castillo-Delaware owned by Castillo-Nevada shall be canceled, without the payment of consideration therefore.

     (d) At and after the Effective Time, all of the outstanding certificates or other documents that immediately prior thereto evidenced ownership of securities of Castillo-Nevada shall be deemed for all purposes to evidence ownership of and to represent the securities of Castillo-Delaware into which such securities of Castillo-Nevada have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate or other document evidencing ownership of securities of Castillo-Nevada shall, until such certificate or other document shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the securities evidenced by such certificate or other document, as above provided.

                                   ARTICLE II
                            THE SURVIVING CORPORATION

     Section 2.01. Name. From and after the Effective Time, the name of the Surviving Corporation shall be Castillo, Inc.

     Section 2.02. Certificate of Incorporation; By-Laws. At the Effective Time, the Certificate of Incorporation of Castillo-Delaware, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation. At the Effective Time, the Bylaws of Castillo-Nevada, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation.

     Section 2.03. Directors; Officers. From and after the Effective Time, the directors of Castillo-Nevada immediately prior to the Effective Time shall be the directors of the Surviving Corporation. From and after the Effective Time, the officers of Castillo-Nevada immediately prior to the Effective Time shall be the officers of the Surviving Corporation. These directors and officers shall hold office in accordance with the Certificate of Incorporation and By-Laws of the Surviving Corporation and the DGCL.

                                  ARTICLE III
                        TRANSFER AND CONVEYANCE OF ASSETS
                          AND ASSUMPTION OF LIABILITIES

     Section 3.01. Transfer, Conveyance and Assumption. Without limiting the generality of the foregoing, at the Effective Time, (a) the Surviving Corporation shall, without further transfer, succeed to and possess all of the rights, privileges, franchises, immunities and powers of Castillo-Nevada; (b) all of the assets and property of whatever kind and character of Castillo-Nevada shall vest in the Surviving Corporation without further act or deed; and (c) the Surviving Corporation, shall, without further act or deed, assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of Castillo-Nevada.

     Section 3.02. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Castillo-Nevada such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Corporation all such further and other actions, as shall be appropriate or necessary in order to vest, perfect or confirm in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers and authority of Castillo-Nevada, and otherwise to carry out the purposes of this Agreement. The directors and officers of the Surviving Corporation are fully authorized, on behalf of the Surviving Corporation and Castillo-Nevada, to take any and all such actions and to execute and deliver any and all such deeds, documents and other instruments.

                                   ARTICLE IV
                                  MISCELLANEOUS

     Section 4.01. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

     Section 4.02. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to principles of conflicts of law.

     Section 4.03. Waivers. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     Section 4.04. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same. Signatures delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, will be given the same legal force and effect as original signatures.

     Section 4.05. Termination. This Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time if the Board of Directors of Castillo-Nevada determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of Castillo-Nevada and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either Castillo-Nevada or Castillo-Delaware, or any of their respective shareholders, directors or officers.

               CASTILLO, INC., a Nevada corporation

               By: _________________________________
                   Emilia Ochoa
                   President

               CASTILLO, INC., a Delaware corporation


               By: _________________________________
                   Emilia Ochoa
                   President

                                    Exhibit B

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 CASTILLO, INC.


                                ARTICLE 1 - NAME.

     The name of this corporation shall be CASTILLO, INC. (the "Corporation").

                 ARTICLE 2 - INITIAL REGISTERED OFFICE AND AGENT

     Its Registered Office in the State of Delaware is to be located at 160 Greentree Drive, Suite 101, County of Kent, Dover, DE 19904. The name of the registered agent at such address is National Registered Agents, Inc.

                               ARTICLE 3 - PURPOSE

     The purpose of this Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                            ARTICLE 4 - CAPITAL STOCK

     The total number of shares of voting capital stock that this Corporation shall have the authority to issue is 150,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), and no other class of stock shall be authorized. Said shares may be issued by the corporation from time to time for such consideration as may be fixed from time to time by the board of directors.

                            ARTICLE 5 - INCORPORATOR

     The name and mailing address of the incorporator are as follows:

            Jeffery Bahnsen
            5100 Town Center Circle Suite 400
            Boca Raton, Florida 33486

                          ARTICLE 6 - BOARD OF DIRECTOR

     The name and mailing address of the person who shall serve as the sole member of the board of directors until the first annual meeting of the stockholders or until her successor is elected and qualified is as follows:

            Emilia Ochoa
            771 Jamacha Road, Suite 191
            El Cajon, CA 92019

                  ARTICLE 7 - LIMITATION ON DIRECTOR LIABILITY

     No director shall be personally liable to this Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability: (1) for any breach of the director's duty of loyalty to this Corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) pursuant to Section 174 of the Delaware General Corporation Law; or (4) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after the filing of this Certificate of Incorporation of which this Article is a part to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this Article by the stockholders of this Corporation shall not adversely affect any right or protection of a director of this Corporation existing at the time, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

                           ARTICLE 8 - INDEMNIFICATION

     This Corporation shall, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, indemnify its directors and officers. The indemnification provided by this article shall not limit or exclude any rights, indemnities or limitations of liability to which any person may be entitled, whether as a matter of law, under the Bylaws of this Corporation, by agreement, vote of the stockholders or disinterested directors of this Corporation or otherwise.

                        ARTICLE 9 - AMENDMENTS TO BYLAWS

     In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors of this Corporation is expressly authorized to amend, alter, change or repel the Bylaws of this Corporation, or any provision thereof.

     I, THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand on September 4, 2009.


                         /s/ Jeffery Bahnsen
                         --------------------------------
                         Incorporator

                                    Exhibit C

                                     BYLAWS

                                       OF

                                 Castillo, Inc.

                             a Delaware Corporation


                                   ARTICLE ONE

                                     OFFICES

Section 1.1 Registered Office - The Registered Office in the State of Delaware is to be located at 160 Greentree Drive, Suite 101, County of Kent, Dover, DE 19904. The name of the registered agent at such address is National Registered Agents, Inc.

Section 1.2 Other Offices - The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE TWO

                            MEETINGS OF STOCKHOLDERS

Section 2.1 Place - All annual meetings of the stockholders shall be held at the registered office of the corporation or at such other place within or without the State of Delaware as the directors shall determine. Special meetings of the stockholders may be held at such time and place within or without the State of Delaware as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

Section 2.2 Annual Meetings - Annual meetings of the stockholders, commencing with the year 2010, shall be held on the last Monday of February each year if not a legal holiday and, if a legal holiday, then on the next secular day following, or at such other time as may be set by the Board of Directors from time to time, at which the stockholders shall elect by vote a Board of Directors and transact such other business as may properly be brought before the meeting.

Section 2.3 Special Meetings - Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by the statute or by the Articles of Incorporation, may be called by the President or the Secretary by resolution of the Board of Directors or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose of the proposed meeting.

Section 2.4 Notice of Meetings - Notices of meetings shall be in writing and signed by the President or a Vice-President or the Secretary or an Assistant Secretary or by such other person or persons as the directors shall designate. Such notice shall state the purpose for which the meeting is called and the time and the place, which may be within or without the State of Delaware, where it is to be held. A copy of such notice shall be either delivered personally to or shall be mailed, postage prepaid to each stockholder of record entitled to vote at such meeting not less than ten nor more than sixty days before such meeting. If mailed, it shall ne directed to a stockholder at his address as it appears upon the records of the corporation and upon such mailing of any such notice, the service thereof shall be complete and the time of the notice shall be to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. In the event of the transfer of stock after delivery of such notice of and prior to the holding of the meeting it shall not be necessary to deliver of mail notice of the meeting to the transferee.

Section 2.5 Purpose of Meetings - Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 2.6 Quorum - The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until such quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 2.7 Voting - When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock have voting power present in person or represented by proxy shall be sufficient to elect directors or to decide any questions brought before such meeting, unless question is one upon which by express provision of the statutes or of the Articles of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

Section 2.8 Share Voting - Each stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name of the books of the corporation. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting shall be by ballot.

Section 2.9 Proxy - At any meeting of the stockholders any stockholder may be represented and vote by proxy or proxies appointed by an instrument in writing. In the event any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No proxy or power of attorney to vote shall be used to vote at a meeting of the stockholders unless it shall have been filed with the secretary of the meeting when required by the inspectors of election. All questions regarding the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by the inspectors of election who shall be appointed by the Board of Directors, or if not so appointed, then by the presiding officer of the meeting.

Section 2.10 Written Consent in Lieu of Meeting - Any action which may be taken by the vote of the stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the Articles of Incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

                                  ARTICLE THREE

                                    DIRECTORS

Section 3.1 Powers - The business of the corporation shall be managed by its Board of Directors which may exercise all such power of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

Section 3.2 Number of Directors - The number of directors which shall constitute the whole board shall be one (1). The number of directors may from time to time be increased or decreased to not less than one nor more than fifteen by action of the Board of Directors. The directors shall be elected at the Annual Meeting of the Stockholders and except as provided in Section 2 of this Article, each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

Section 3.3 Vacancies - Vacancies in the Board of Directors including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the stockholders. The holders of a two-thirds of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the directors by a vote at a meeting called for such purpose or by a written statement filed with the secretary or, in his absence, with any other officer. Such removal shall be effective immediately, even if successors are not elected simultaneously and the vacancies on the Board of Directors resulting therefrom shall be filled only by the stockholders.

A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any directors, or if the authorized number of directors be increased, or if the stockholders fail at any annual or special meeting of stockholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting.

The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board or the stockholders shall have the power to elect a successor to take office when the resignation is to become effective.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

                                  ARTICLE FOUR

                       MEETINGS OF THE BOARD OF DIRECTORS

Section 4.1 Place - Regular meetings of the Board of Directors shall be held at any place within or without the State of Delaware which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation, regular meetings shall be held at the registered office of the corporation. Special meetings of the Board may be held either at a place so designated or at the registered office.

Section 4.2 First Meeting - The first meeting of each newly elected Board of Directors shall be held immediately following the adjournment of the meeting of stockholders and at the place thereof. No notice of such meeting shall be necessary to the directors in order legally to constitute the meeting, provided a quorum be present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

Section 4.3 Regular Meetings - Regular meetings of the Board of Directors may be held without call or notice at such time and at such place as shall from time to time be fixed and determined by the Board of Directors.

Section 4.4 Special Meetings - Special meetings of the Board of Directors may be called by the Chairman or the President or by any Vice President or by any two Directors.

Written notice of the time and place of special meetings shall be delivered personally to each director, or sent to each director by mail or by other form of written communication, charges prepaid, addressed to him at his address as it is shown upon the records, or if not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company at least forty-eight (48) hours prior to the time of the holding of the meeting. In case such notice is delivered as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, telegraphing or delivery as above provided shall be due, legal and personal notice to such director.

Section 4.5 Notice - Notice of the time and place of holding an adjourned meeting need not be given to the absent directors if the time and place be fixed at the meeting adjourned.

Section 4.6 Waiver - The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, wither before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 4.7 Quorum - A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law of by the Articles of Incorporation. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the Board shall be as valid and effective in all respects as if passed by the Board in a regular meeting.

Section 4.8 Adjournment - A quorum of the directors may adjourn any directors meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum, a majority of the directors present at any directors meeting, wither regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board.

                                  ARTICLE FIVE

                             COMMITTEES OF DIRECTORS

Section 5.1 Power to Designate - The Board of Directors may, by resolution adopted by a majority of the whole Board, designate on or more committees of the Board of Directors, each committee to consist of one or more of the directors of the corporation which, to the extent provided in the resolution, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation and may have power to authorize the seal of the corporation be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by the Board of Directors. The members of any such committee present at any meeting and not disqualified form voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. At meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be the act of the committee.

Section 5.2 Regular Minutes - The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

Section 5.3 Written Consent - Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of the proceedings of the Board or committee.

                                   ARTICLE SIX

                            COMPENSATION OF DIRECTORS

Section 6.1 Compensation - The directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

                                  ARTICLE SEVEN

                                     NOTICES

Section 7.1 Notice - Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram.

Section 7.2 Consent - Whenever all parties entitled to vote at any meeting, whether directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meetings shall be valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

Section 7.3 Waiver of Notice - Whenever any notice whatever is required to be given under the provisions of the statutes, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE EIGHT

                                    OFFICERS

Section 8.1 Appointment of Officers - The officers of the corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. Any person may hold two or more offices.

Section 8.2 Time of Appointment - The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a Chairman of the Board who shall be a director, and shall choose a President, a Secretary and a Treasurer, none of whom need to be directors.

Section 8.3 Additional Officers - The Board of Directors may appoint a Vice-Chairman of the Board, Vice-Presidents and one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

Section 8.4 Salaries - The salaries and compensation of all officers of the corporation shall be fixed by the Board of Directors.

Section 8.5 Vacancies - The officers of the corporation shall hold office at the pleasure of the Board of Directors. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

Section 8.6 Chairman of the Board - The Chairman of the Board shall preside at meetings of the stockholders and the Board of Directors, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

Section 8.7 Vice-Chairman - The Vice-Chairman shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties as the Board of Directors may from time to time prescribe.

Section 8.8 President - The President shall be the chief executive officer of the corporation and shall have active management of the business of the corporation. He shall execute on behalf of the corporation all instruments requiring such execution except to the extent the signing and execution thereof shall be expressly designated by the Board of Directors to some other officer or agent of the corporation.

Section 8.9 Vice-President - The Vice-President shall act under the direction of the President and in the absence or disability of the President shall perform the duties and exercise the powers of the President. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more Executive Vice-Presidents or may otherwise specify the order of seniority of the Vice-Presidents. The duties and powers of the President shall descend to the Vice-Presidents in such specified order of seniority.

Section 8.10 Secretary - The Secretary shall act under the direction of the President. Subject to the direction of the President he shall attend all meetings of the Board of Directors and all meetings of the stockholders and record the proceedings. He shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the President or the Board of Directors.

Section 8.11 Assistant Secretaries - The Assistant Secretaries shall act under the direction of the President. In order of their seniority, unless otherwise determined by the President or the Board of Directors, they shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

Section 8.12 Treasurer - The Treasurer shall act under the direction of the President. Subject to the direction of the President he shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all of his transactions as Treasurer and of the financial condition of the corporation.

Section 8.13 Surety - If required by the Board of Directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration of the corporation, in case of death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

Section 8.14 Assistant Treasurer - The Assistant Treasurer in the order of their seniority, unless otherwise determined by the President or the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

                                  ARTICLE NINE

                              CERTIFICATES OF STOCK

Section 9.1 Share Certificates - Every stockholder shall be entitled to have a certificate signed by the President or a Vice-President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such stock.

Section 9.2 Transfer Agents - If a certificate is signed (a) by a transfer agent other than the corporation or its employees or (b) by a registrar other than the corporation or its employees, the signatures of the officers of the corporation may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed on a certificate shall cease to be such officer before such certificate is issued, such certificate may be issued with the same effect as though the person had not ceased to be such officer. The seal of the corporation, or a facsimile thereof, may, but need not be, affixed to certificates of stock.

Section 9.3 Lost or Stolen Certificates - The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

Section 9.4 Share Transfers - Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation, if it is satisfied that all provisions of the laws and regulations applicable to the corporation regarding the transfer and ownership of shares have been complied with, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 9.5 Voting Shareholder - The Board of Directors may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose, as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to give such consent, and in such case, such stockholders, and only such stockholders as shall be stockholder of record on the date so fixed, shall be entitled to notice of and to vote at such meeting, or any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

Section 9.6 Shareholders Record - The corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes including voting and dividends, and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE TEN

                               GENERAL PROVISIONS

Section 10.1 Dividends - Dividends upon the capital stock of the corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

Section 10.2 Reserves - Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors may from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends or for repairing or maintaining any property of the corporation or for such other purpose as the directors think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 10.3 Checks - All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 10.4 Fiscal Year - The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

Section 10.5 Corporate Seal - The corporation may or may not have a corporate seal, as may from time to time be determined by resolution of the Board of Directors. If a corporate seal is adopted, it shall have inscribed thereon the name of the Corporation and the words "Corporate Seal" and "Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                                 ARTICLE ELEVEN

                                 INDEMNIFICATION

Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the General Corporation Law of the State of Delaware from time to time against all expenses, liability and loss (including attorneys' fees, judgements, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection herewith. The expenses of officers and directors incurred defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of any undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. Such right of indemnification shall be a contract right which may be enforced in any manner desired by the person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law or otherwise, as well as their rights by this Article.

The Board of Directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to provide at all times the fullest indemnification permitted by the General Corporation Law of the State of Delaware.

                                 ARTICLE TWELVE

                                   AMENDMENTS

Section 12.1 By Shareholder - The Bylaws may be amended by a majority vote of all the stock issued and outstanding and entitled to vote at any annual or special meeting of the stockholders, provided notice of intention to amend shall have been contained in the notice of the meeting.

Section 12.2 By Board of Directors - The Board of Directors by a majority vote of the whole Board at any meeting may amend these Bylaws, including Bylaws adopted by the stockholders, but the stockholders may from time to time specify particular provisions of the Bylaws which shall not be amended by the Board of Directors.

                              APPROVED and ADOPTED


                              -------------------------------------
                              Secretary

                                    Exhibit D

              NEVADA REVISED STATUTES CONCERNING DISSENTER'S RIGHTS
                          (CHAPTERS 92A.300 - 92A.500)

     NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS
92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
     (Added to NRS by 1995, 2086)

     NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
     (Added to NRS by 1995, 2087)

     NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.
     (Added to NRS by 1995, 2087)

     NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
     (Added to NRS by 1995, 2087; A 1999, 1631)

     NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
     (Added to NRS by 1995, 2087)

      NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
     (Added to NRS by 1995, 2087)

     NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
     (Added to NRS by 1995, 2087)

     NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
     (Added to NRS by 1995, 2087)

     NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
     (Added to NRS by 1995, 2087)

     NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
     (Added to NRS by 1995, 2088)

      NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
     (Added to NRS by 1995, 2088)

     NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.
     1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
     2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
     (Added to NRS by 1995, 2088)

     NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.
     1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
     (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:
          (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or
          (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
     (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.
     (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
     (d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.
     2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
     3. From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised his right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.
     (Added to NRS by 1995,  2087; A 2001,  1414,  3199; 2003, 3189; 2005, 2204;
2007, 2438)

     NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.
     1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
     (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
     (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
     (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

          (I) The surviving or acquiring entity; or

          (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or
     (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
     (Added to NRS by 1995, 2088)

     NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.
     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
     (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and
     (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote. (Added to NRS by 1995, 2089)

     NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.
     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
     2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
     (Added to NRS by 1995, 2089; A 1997, 730)

     NRS 92A.420  PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.
     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
     (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
     (b) Must not vote his shares in favor of the proposed action. 2. If a proposed corporate action creating dissenters' rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters' rights must not consent to or approve the proposed corporate action.
     3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
     (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204)

     NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.
     1. The subject corporation shall deliver a written dissenter's notice to all stockholders entitled to assert dissenters' rights.
     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
     (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
     (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

     (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
     (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
     (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
     (Added to NRS by 1995, 2089; A 2005, 2205)

     NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.
     1.  A stockholder to whom a dissenter's notice is sent must:
     (a) Demand payment;
     (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
     (c) Deposit his certificates, if any, in accordance with the terms of the notice.
     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
     (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

     NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.
     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
     (Added to NRS by 1995, 2090)

     NRS 92A.460  PAYMENT FOR SHARES: GENERAL REQUIREMENTS.
     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
     (a) Of the county where the corporation's principal office is located;
     (b) If the corporation's principal office is not located in this State, in Carson City; or
     c) At the election of any dissenter residing or having its principal office in this State, of the county where the dissenter resides or has its principal office.
     The court shall dispose of the complaint promptly.
     2. The payment must be accompanied by:
     (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
     (b) A statement of the subject corporation's estimate of the fair value of the shares;
     (c) An explanation of how the interest was calculated;
     (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and
     (e) A copy of NRS 92A.300 to 92A.500, inclusive.
     (Added to NRS by 1995, 2090; A 2007, 2704)

     NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.
     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
     (Added to NRS by 1995, 2091)

     NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.
     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
     (Added to NRS by 1995, 2091)

     NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.
     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
     2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in Carson City.
     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
     (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
     (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
     (Added to NRS by 1995, 2091; A 2007, 2705)

     NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.
     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
     (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

     (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
     (Added to NRS by 1995, 2092)